UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06350

Active Assets California Tax-Free Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	June 30,

Date of reporting period:	December 31, 2014

Item 1 - Report to Shareholder

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2015 Morgan Stanley

AACSAN
1116237 EXP 02.29.16

INVESTMENT MANAGEMENT

Active Assets
California
Tax-Free Trust

Semiannual Report

December 31, 2014

Active Assets California Tax-Free Trust

Table of Contents

Welcome Shareholder	3
Fund Report	4
Expense Example	8
Portfolio of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25
U.S. Privacy Policy	26

Welcome Shareholder,

We are pleased to provide this semiannual report, in which you will learn how your investment in Active Assets California Tax-Free Trust (the "Fund") performed during the latest six-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the six months ended December 31, 2014

Market Conditions

During the reporting period, municipal money market yields held at historic lows and volatility was suppressed. Total assets in tax-free money funds drifted lower and crossover investors continued to exit the market.

Nevertheless, the market saw little relief from tight supply conditions. The amount of outstanding variable rate debt has been declining for several years. Municipal issuers continue to favor long-term fixed rate debt over variable rate options as they seek to lock in low financing costs. At the same time, dislocations suffered during the financial crisis and new hurdles introduced by regulatory reform have made variable rate structures less appealing to issuers. A drop in cash flow borrowing has also contributed to lack of supply, as municipal governments repair balance sheets, reducing the need to close budget gaps with short-term note financing.

Weekly variable rate demand obligations (VRDOs) make up the largest component of tax-free money market instruments. Much of the seasonal volatility traditionally seen in variable rate yields has disappeared with the compression of interest rates and dearth of new supply. The Securities Industry and Financial Markets Association (SIFMA) Index, which measures rates for weekly VRDOs, continued to move in a narrow band.(i) Yields for longer fixed-rate paper also moved significantly lower, with major cash flow note issuers enjoying their lowest financing costs on record.

Short-term variable-rate short-put issuance slowed during the period. Total outstanding VRDOs also continued to decline, sustaining the trend of the past several years. In an environment of historically low interest rates, municipal issuers have moved to lock in long-term, fixed-rate financing. As a result, the market has witnessed an ongoing stream of variable-to-fixed rate conversions and new VRDO issuance remains flat.

The slowly improving U.S. economy has bolstered state and local government financial outlooks, and strengthened the credit standing of most states and many local governments. Both Fitch and Moody's Investors Services say they expect a "stable" year ahead, thanks to a consistent but slow economic recovery. That outlook would improve if growth in tax revenues for state and local governments picks up speed, according to Moody's.

The State of California continued to see improvements in its financial and employment situations. Following voter approval of a "rainy-day" fund ballot measure in November 2014, Standard & Poor's (S&P) upgraded California general obligation (GO) bonds to A-plus from A and general fund annual appropriation-secured debt to A from A-minus, with stable outlooks on both ratings.(ii) S&P feels that "the new state constitutional provision will

(i)  Source: Bloomberg L.P., data as of December 31, 2014. SIFMA Index is issued weekly and is compiled from the weekly interest rate resets of tax-exempt variable rate issues included in a database maintained by Municipal Market Data which meet specific criteria established from time to time by The Securities Industry and Financial Markets Association.

(ii)  The ratings shown are the rating firms' subjective opinion concerning the ability and willingness of an issuer to meet its financial obligations in full and on time. Ratings apply only to the underlying holdings of the portfolio and do not remove the Fund's market risk.

partially mitigate California's volatile revenue structure by setting aside windfall revenue for use during periods when state tax revenue could fall materially short of forecast."

The November California Employment Development Department employment release(iii) (the most recently available data) reported a second straight sharp increase in the state's workforce as job growth has allowed some worker who left the labor force to find jobs. Over the past year 265,000 Californians have joined the workforce, far more than population growth alone would account for.

The release also stated that job growth surged in November with 90,100 jobs added throughout the state. Payroll job growth continues to outpace the national average with gain of 2.2% in California compared to 2.0% in the nation from November 2013 to November 2014. The sectors with the strongest job growth over the past 12 months ended November were construction and professional and business services, which include a number of middle- and high-wage jobs.

Performance Analysis

As of December 31, 2014, Active Assets California Tax-Free Trust had net assets of approximately $2.0 billion and an average portfolio maturity of 27 days. For the six-month period ended December 31, 2014, the Fund provided a total return of 0.01 percent. For the seven-day period ended December 31, 2014, the Fund provided an effective annualized yield of 0.01 percent (subsidized) and –0.47 percent (non-subsidized) and a current yield of 0.01 percent (subsidized) and –0.47 percent (non-subsidized), while its 30-day moving average yield for December was 0.01 percent (subsidized) and –0.47 percent (non-subsidized). Yield quotations more closely reflect the current earnings of the Fund. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

With short-term municipal interest rates hovering near zero and the maturity yield curve highly compressed, there has been little incentive to extend portfolio duration. Daily and weekly VRDOs continue to represent the large majority of investment commitments. Portions of the portfolio are also allocated to longer floating-rate structures and short-maturity tax-exempt commercial paper. Purchases of longer-term fixed rate instruments have been highly selective. The portfolio's weighted average maturity (WAM) and weighted average life (WAL) were both 27 days at month-end.

Municipal government finances are on the mend and budgetary performance has improved, but state and local borrowers still face significant challenges. We will adhere to a cautious approach in the weeks and months immediately ahead, staying alert to ongoing developments. With the Federal Reserve's program of quantitative easing now fully unwound, we will continue to emphasize high levels of liquidity as the market tries to gauge the timing of next steps.

(iii)  Source for employment data: State of California Employment Development Department, December 19, 2014

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 12/31/14
Weekly Variable Rate Bonds	70.1%
Daily Variable Rate Bonds	9.7
Municipal Bonds & Notes	7.8
Commercial Paper	7.5
Closed-End Investment Companies	4.0
Investment Company	0.9
MATURITY SCHEDULE as of 12/31/14
1 - 30 Days	85.8%
61 - 90 Days	3.3
91 - 120 Days	1.1
121 + Days	9.8

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the types of securities mentioned above. Portfolio composition and maturity schedule are as a percentage of total investments.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will invest in high quality, short-term securities that are normally municipal obligations that pay interest exempt from federal and California personal income taxes. The Fund's "Adviser," Morgan Stanley Investment Management Inc., seeks to maintain the Fund's share price at $1.00. The Adviser generally invests substantially all of the Fund's assets in California municipal obligations and the Fund has a fundamental policy of investing at least 80 percent of its net assets in securities the interest on which is exempt from federal and California personal income tax. This policy may not be changed without shareholder approval. In addition, the Fund may invest up to 20 percent of its net assets in securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on a Fund distribution of this income. For more information, please refer to the section of the Fund's Prospectus entitled "Shareholder Information — Tax Consequences."

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on

Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Expense Example (unaudited)

As a shareholder of the Fund, you incur costs, including advisory fees, administration fees, distribution and services (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/14 – 12/31/14.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/14	12/31/14	07/01/14 – 12/31/14
Actual (0.01% return)	$1,000.00	$1,000.05	$0.20
Hypothetical (5% annual return before expenses)	$1,000.00	$1,025.00	$0.20

  @  Expenses are equal to the Fund's annualized expense ratio of 0.04% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the fund had borne all of its expenses, the annualized expense ratio would have been 0.52%.

Active Assets California Tax-Free Trust

Portfolio of Investments  ■  December 31, 2014 (unaudited)

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (b)	MATURITY DATE	VALUE
	Weekly Variable Rate Bonds (70.1%)
$19,150	Antelope Valley-East Kern Water Agency, CA, Ser 2008 A-2 COPs	0.02%	01/07/15	06/01/37	$19,150,000
	Bay Area Toll Authority, CA,
8,000	San Francisco Bay Area Toll Bridge 2007 Ser B-2	0.03	01/07/15	04/01/47	8,000,000
50,330	San Francisco Bay Area Toll Bridge 2007 Ser D-2	0.04	01/07/15	04/01/47	50,330,000
17,800	San Francisco Bay Area Toll Bridge 2007 Ser G-1	0.03	01/07/15	04/01/47	17,800,000
	California,
57,600	Ser 2005 A Subser A-2-1	0.03	01/07/15	05/01/40	57,600,000
24,100	Ser 2005 A Subser A-3	0.03	01/07/15	05/01/40	24,100,000
37,890	Ser 2005 B Subser B-5	0.02	01/07/15	05/01/40	37,890,000
	California Educational Facilities Authority,
21,000	California Institute of Technology 2006 Ser A	0.03	01/07/15	10/01/36	21,000,000
6,700	California Institute of Technology Ser 1994	0.03	01/07/15	01/01/24	6,700,000
	California Health Facilities Financing Authority,
19,100	Catholic Healthcare West Ser 2005 I	0.02	01/07/15	07/01/35	19,100,000
13,200	Catholic Healthcare West Ser 2011 B	0.02	01/07/15	03/01/47	13,200,000
20,000	Catholic Healthcare West Ser 2011 C	0.02	01/07/15	03/01/47	20,000,000
5,000	Kaiser Permanente Ser 2006 C	0.02	01/07/15	06/01/41	5,000,000
15,000	Scripps Health Ser 2008 D	0.03	01/07/15	10/01/31	15,000,000
15,950	Scripps Health Ser 2010 C	0.03	01/07/15	10/01/40	15,950,000
39,225	Scripps Health Ser 2012 B	0.02	01/07/15	10/01/42	39,225,000
6,000	Scripps Health Ser 2012 C	0.02	01/07/15	10/01/42	6,000,000
11,110	St. Joseph Health System Ser 2011 A	0.03	01/07/15	07/01/41	11,110,000
12,000	California State University, Systemwide Ser 2005 C Eagle #20130009 (BHAC) (c)	0.05	01/07/15	11/01/35	12,000,000
	California Statewide Communities Development Authority,
61,240	Gas Supply Sacramento Municipal Utility District Ser 2010	0.04	01/07/15	11/01/40	61,240,000
5,200	Kaiser Permanente Ser 2008 A	0.02	01/07/15	04/01/32	5,200,000
12,995	SWEEP Loan Program Ser 2007 A	0.02	01/07/15	08/01/35	12,995,000
39,105	University of San Diego Ser 2005	0.03	01/07/15	10/01/45	39,105,000

See Notes to Financial Statements

Active Assets California Tax-Free Trust

Portfolio of Investments  ■  December 31, 2014 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (b)	MATURITY DATE	VALUE
$26,620	Castaic Lake Water Agency, CA, Ser 1994 A COPs	0.03%	01/07/15	08/01/20	$26,620,000
6,185	Deutsche Bank SPEARS, CA, California Health Facilities Financing Authority, California Statewide Communities Development Authority Kaiser Permanente DBE-1270 (c)	0.15	01/07/15	04/01/42	6,185,000
	East Bay Municipal Utility District, CA,
14,985	Water System Sub Refg Ser 2008 A-1	0.01	01/07/15	06/01/38	14,985,000
12,630	Water System Sub Refg Ser 2008 A-3	0.02	01/07/15	06/01/38	12,630,000
22,500	Water System Subser 2012 A Eagle #20130004 Class A (c)	0.05	01/07/15	06/01/37	22,500,000
6,600	Water System Subser 2012 A Eagle #20130010 Class A (c)	0.05	01/07/15	06/01/35	6,600,000
	Eastern Municipal Water District, CA,
16,070	Water & Sewer Ser 2008 C COPs	0.03	01/07/15	07/01/46	16,070,000
41,400	Water & Sewer Ser 2008 G COPs	0.02	01/07/15	07/01/38	41,400,000
37,000	Water & Wastewater Refg Ser 2014 A	0.02	01/07/15	07/01/46	37,000,000
24,000	Emeryville Redevelopment Agency, CA, Bay Street Apartments Ser 2002 A (AMT)	0.06	01/07/15	10/15/36	24,000,000
10,000	Irvine Assessment District No. 93-14, CA, Improvement Bond Act 1915	0.02	01/07/15	09/02/25	10,000,000
39,190	Irvine Ranch Water District, CA, Cons Ser 2008 A	0.04	01/07/15	07/01/35	39,190,000
	JP Morgan Chase & Co., CA,
8,515	Citrus Community College District Ser 2004 C PUTTERs Ser 3487 (c)	0.10	01/07/15	06/01/17	8,515,000
13,760	San Diego Public Facilities Financing Authority Water Ser 2009 B PUTTERs Ser 3504 (c)	0.05	01/07/15	02/01/33	13,760,000
37,550	Long Beach, CA, Memorial Health Services Ser 1991	0.03	01/07/15	10/01/16	37,550,000
8,660	Los Angeles Community College District, CA, Ser 2009 A ROCs II-R Ser 11773 (c)	0.04	01/07/15	08/01/33	8,660,000
	Los Angeles Department of Water & Power, CA,
35,800	Power System 2001 Ser B Subser B-2	0.02	01/07/15	07/01/34	35,800,000
26,900	Power System 2001 Ser B Subser B-5	0.03	01/07/15	07/01/34	26,900,000
19,800	Power System 2001 Ser B Subser B-7	0.03	01/07/15	07/01/34	19,800,000

See Notes to Financial Statements

Active Assets California Tax-Free Trust

Portfolio of Investments  ■  December 31, 2014 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (b)	MATURITY DATE	VALUE
	Metropolitan Water District of Southern California,
$13,150	Water 2008 Ser A-2	0.03%	01/07/15	07/01/37	$13,150,000
43,920	Water 2014 Ser D	0.04	01/07/15	07/01/32	43,920,000
9,800	Mountain View, CA, Villa Mariposa Multifamily 1985 Ser A	0.04	01/07/15	02/15/17	9,800,000
6,600	Orange County Housing Authority, CA, Oasis Martinique Refg 1998 Issue I	0.05	01/07/15	06/15/28	6,600,000
24,925	Rancho Water District Financing Authority, CA, Ser 2008 B	0.02	01/07/15	08/15/31	24,925,000
9,000	RBC Municipal Products Trust, Inc., CA, East Bay Municipal Utility District Water System Ser 2010 Floater Certificates Ser O-14 (c)	0.04	01/07/15	06/01/36	9,000,000
43,000	Sacramento Municipal Utility District, CA, Sub Electric Ser 2008 J	0.04	01/07/15	08/15/28	43,000,000
22,000	Sacramento Transportation Authority, CA, Measure A Sales Tax Ser 2009 B	0.04	01/07/15	10/01/38	22,000,000
77,925	San Diego County Regional Transportation Commission, CA, Sales Tax 2008 Ser C	0.04	01/07/15	04/01/38	77,925,000
26,640	San Francisco Airport Commission, CA, San Francisco International Airport Second Ser 2008 37C	0.02	01/07/15	05/01/29	26,640,000
7,000	San Francisco Bay Area Rapid Transit District, CA, Ser 2007 B Eagle #20140025 Class A (c)	0.05	01/07/15	08/01/35	7,000,000
48,675	San Francisco City & County Airport Commission, CA, 2009 Second Ser 36-A	0.02	01/07/15	05/01/26	48,675,000
20,000	San Jose, CA, Almaden Lake Village Apartments Ser 1997 A (AMT)	0.06	01/07/15	03/01/32	20,000,000
	Santa Clara Valley Transportation Authority, CA,
33,050	Measure A Sales Tax Ser 2008 A	0.02	01/07/15	04/01/36	33,050,000
25,425	Measure A Sales Tax Ser 2008 B	0.04	01/07/15	04/01/36	25,425,000
17,485	Sales Tax Ser 2008 C	0.03	01/07/15	06/01/26	17,485,000
	University of California Regents,
16,000	Medical Center Pooled Ser 2013 K	0.03	01/07/15	05/15/47	16,000,000
10,000	Ser 2013 AL-3	0.04	01/07/15	05/15/48	10,000,000

See Notes to Financial Statements

Active Assets California Tax-Free Trust

Portfolio of Investments  ■  December 31, 2014 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (b)	MATURITY DATE	VALUE
$13,300	Ser 2013 AL-4	0.02%	01/07/15	05/15/48	$13,300,000
20,750	Ser 2013-AL-1	0.02	01/07/15	05/15/48	20,750,000
	Total Weekly Variable Rate Bonds (Cost $1,414,505,000)				1,414,505,000
	Daily Variable Rate Bonds (9.7%)
	California Infrastructure & Economic Development Bank,
15,925	Pacific Gas & Electric 2009 Ser A	0.02	01/02/15	11/01/26	15,925,000
8,300	Pacific Gas & Electric 2009 Ser B	0.02	01/02/15	11/01/26	8,300,000
23,050	Pacific Gas & Electric 2009 Ser C	0.01	01/02/15	12/01/16	23,050,000
83,300	California Municipal Finance Authority, Chevron USA, Inc. Ser 2010 A	0.01	01/02/15	11/01/35	83,300,000
7,000	Irvine Assessment District No. 00-18, CA, Improvement Bond Act	0.01	01/02/15	09/02/26	7,000,000
10,900	Irvine Assessment District No. 03-19, CA, Improvement Bond Act 1915 Ser A	0.01	01/02/15	09/02/29	10,900,000
2,800	Irvine Assessment District No. 05-21, CA, Improvement Bond Act 1915 Ser 2011 A	0.01	01/02/15	09/02/50	2,800,000
	Irvine Ranch Water District, CA,
7,700	Cons Ser 1993	0.01	01/02/15	04/01/33	7,700,000
24,185	Cons Ser 2009 A	0.01	01/02/15	10/01/41	24,185,000
11,800	Los Angeles Department of Water & Power, CA, Power System 2001 Ser B Subser B-6	0.01	01/02/15	07/01/34	11,800,000
	Total Daily Variable Rate Bonds (Cost $194,960,000)				194,960,000
		COUPON RATE	YIELD TO MATURITY ON DATE OF PURCHASE
	Municipal Bonds & Notes (7.8%)
80,000	California, Ser 2014-15 RANs, dtd 09/23/14	1.50%	0.12%	06/22/15	80,520,047
16,000	Los Angeles County, CA, Ser 2014-2015 TRANs, dtd 07/01/14	1.50	0.12	06/30/15	16,108,712
60,000	Los Angeles, CA, Ser 2014 TRANs, dtd 07/10/14	1.50	0.11	06/25/15	60,399,000
	Total Municipal Bonds & Notes (Cost $157,027,759)				157,027,759

See Notes to Financial Statements

Active Assets California Tax-Free Trust

Portfolio of Investments  ■  December 31, 2014 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	YIELD TO MATURITY ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Commercial Paper (7.5%)
$22,000	California Health Facilities Financing Authority, Kaiser Permanente Ser 2006 E	0.10%	0.10%	04/07/15	$22,000,000
	California Statewide Communities Development Authority,
14,580	Kaiser Permanente Ser 2004 E	0.14	0.14	09/04/15	14,580,000
25,800	Kaiser Permanente Ser 2004 I	0.14	0.14	09/04/15	25,800,000
10,000	Kaiser Permanente Ser 2006 D	0.14	0.14	03/04/15	10,000,000
15,000	Kaiser Permanente Ser 2008 A	0.14	0.14	03/04/15	15,000,000
21,500	Golden Gate Bridge Highway & Transportation District, CA, Ser B	0.06	0.06	01/08/15	21,500,000
42,575	Los Angeles County Capital Asset Leasing Corporation, CA, Lease Ser A1	0.06	0.06	03/12/15	42,575,000
	Total Commercial Paper (Cost $151,455,000)				151,455,000
		COUPON RATE (a)	DEMAND DATE (b)
	Closed-End Investment Companies (4.0%)
14,500	Nuveen California AMT-Free Municipal Income Fund, CA, VRDP Ser 4 (c)	0.10%	01/07/15	12/01/40	14,500,000
	Nuveen California Dividend Advantage Municipal Fund,
10,000	VRDP Ser 4 (AMT) (c)	0.12	01/07/15	12/01/42	10,000,000
5,000	VRDP Ser 5 (AMT) (c)	0.11	01/07/15	08/01/40	5,000,000
19,500	VRDP Ser 6 (AMT) (c)	0.11	01/07/15	08/01/40	19,500,000
12,000	Nuveen California Dividend Advantage Municipal Fund 2, VRDP Ser 1-980 (AMT) (c)	0.14	01/07/15	08/03/43	12,000,000
20,000	Nuveen California Dividend Advantage Municipal Fund 3, VRDP Ser 1-1600 (AMT)	0.12	01/07/15	09/01/43	20,000,000
	Total Closed-End Investment Companies (Cost $81,000,000)				81,000,000

See Notes to Financial Statements

Active Assets California Tax-Free Trust

Portfolio of Investments  ■  December 31, 2014 (unaudited) continued

NUMBER OF SHARES (000)			VALUE
	Investment Company (0.9%)
18,400	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (See Note 6) (Cost $18,400,000)		$18,400,000
	Total Investments (Cost $2,017,347,759)	100.0%	2,017,347,759
	Other Assets in Excess of Liabilities	0.0 (d)	683,175
	Net Assets	100.0%	$2,018,030,934

  AMT  Alternative Minimum Tax.

  COPs  Certificates of Participation.

  PUTTERs  Puttable Tax-Exempt Receipts.

  RANs  Revenue Anticipation Notes.

  ROCs  Reset Option Certificates.

  SPEARS  Short Puttable Exempt Adjustable Receipts.

  SWEEP  Statewide Easy Equipment Program.

  TRANs  Tax and Revenue Anticipation Notes.

  VRDP  Variable Rate Demand Preferred.

  (a)  Rate shown is the rate in effect at December 31, 2014.

  (b)  Date on which the principal amount can be recovered through demand.

  (c)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (d)  Amount is less than 0.05%.

Bond Insurance:

  BHAC  Berkshire Hathaway Assurance Corporation.

See Notes to Financial Statements

Active Assets California Tax-Free Trust

Financial Statements

Statement of Assets and Liabilities December 31, 2014 (unaudited)

Assets:
Investments in securities, at value (cost $1,998,947,759)	$1,998,947,759
Investment in affiliate, at value (cost $18,400,000)	18,400,000
Total investments in securities, at value (cost $2,017,347,759)	2,017,347,759
Cash	39,382
Receivable for:
Shares of beneficial interest sold	23,694,823
Interest	964,586
Dividends from affiliate	66
Prepaid expenses and other assets	74,807
Total Assets	2,042,121,423
Liabilities:
Payable for:
Shares of beneficial interest redeemed	23,694,823
Transfer agent fee	232,153
Administration fee	21,380
Accrued expenses and other payables	142,133
Total Liabilities	24,090,489
Net Assets	$2,018,030,934
Composition of Net Assets:
Paid-in-capital	$2,017,953,723
Accumulated undistributed net investment income	77,211
Net Assets	$2,018,030,934
Net Asset Value Per Share
2,017,674,204 shares outstanding (unlimited shares authorized of $0.01 par value)	$1.00

See Notes to Financial Statements

Active Assets California Tax-Free Trust

Financial Statements continued

Statement of Operations For the six months ended December 31, 2014 (unaudited)

Net Investment Income:
Interest Income	$502,979
Dividends from affiliate (Note 6)	2,359
Total Income	505,338
Expenses
Advisory fee (Note 3)	3,441,211
Distribution fee (Note 4)	999,559
Administration fee (Note 3)	499,780
Transfer agent fees and expenses (Note 5)	114,796
Professional fees	47,480
Custodian fees	27,502
Trustees' fees and expenses	23,291
Registration fees	12,199
Shareholder reports and notices	9,227
Other	25,269
Total Expenses	5,200,314
Less: amounts waived/reimbursed (Note 4)	(4,793,672)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(2,135)
Net Expenses	404,507
Net Investment Income	100,831
Net Increase	$100,831

See Notes to Financial Statements

Active Assets California Tax-Free Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2014	FOR THE YEAR ENDED JUNE 30, 2014
	(unaudited)
Increase (Decrease) in Net Assets: Operations:
Net investment income	$100,831	$214,239
Net realized gain	—	62,356
Net Increase	100,831	276,595
Dividends and Distributions to Shareholders from:
Net investment income	(99,948)	(169,511)
Net realized gain	—	(46,181)
Total Dividends and Distributions	(99,948)	(215,692)
Net increase (decrease) from transactions in shares of beneficial interest	58,041,609	(189,018,275)
Net Increase (Decrease)	58,042,492	(188,957,372)
Net Assets:
Beginning of period	1,959,988,442	2,148,945,814
End of Period (Including accumulated undistributed net investment income of $77,211 and $76,328, respectively)	$2,018,030,934	$1,959,988,442

See Notes to Financial Statements

Active Assets California Tax-Free Trust

Notes to Financial Statements  ■  December 31, 2014 (unaudited)

1. Organization and Accounting Policies

Active Assets California Tax-Free Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund applies investment company accounting and reporting guidance. The Fund's investment objective is to provide a high level of daily income exempt from federal and California personal income tax as is consistent with stability of principal and liquidity. The Fund was organized as a Massachusetts business trust on July 10, 1991 and commenced operations on November 12, 1991.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the close of each business day. Dividends from net investment income, if any, are declared and paid daily. Net realized capital gains, if any, are distributed at least annually.

D. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

E. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or

Active Assets California Tax-Free Trust

Notes to Financial Statements  ■  December 31, 2014 (unaudited) continued

liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2014.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Weekly Variable Rate Bonds	$—	$1,414,505,000	$—	$1,414,505,000
Daily Variable Rate Bonds	—	194,960,000	—	194,960,000
Municipal Bonds & Notes	—	157,027,759	—	157,027,759
Commercial Paper	—	151,455,000	—	151,455,000
Closed-End Investment Companies	—	81,000,000	—	81,000,000
Investment Company	18,400,000	—	—	18,400,000
Total Assets	$18,400,000	$1,998,947,759	$—	$2,017,347,759

Active Assets California Tax-Free Trust

Notes to Financial Statements  ■  December 31, 2014 (unaudited) continued

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2014, the Fund did not have any investments transfer between investment levels.

3. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Management Inc. (the "Adviser"), the Fund pays the Adviser an advisory fee, accrued daily and paid monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.45% to the portion of the daily net assets not exceeding $500 million; 0.375% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.30% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.20% to the portion of the daily net assets exceeding $3 billion. For the six months ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.05% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

4. Plan of Distribution

Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator, is the distributor of the Fund's shares and in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the promotion of sales of Fund shares.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in

Active Assets California Tax-Free Trust

Notes to Financial Statements  ■  December 31, 2014 (unaudited) continued

any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended December 31, 2014, the distribution fee was accrued at the annual rate of 0.10%.

The Distributor and Adviser/Administrator have agreed to waive and/or reimburse all or a portion of the Fund's distribution fee, advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Fund on a daily basis. For the six months ended December 31, 2014, the Distributor waived $999,559, the Adviser waived $3,439,785 and the Administrator waived $354,328. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund's Board of Trustees, (the "Trustees"), act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate.

5. Dividend Disbursing and Transfer Agent

The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Fund.

6. Transactions with Affiliates

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended December 31, 2014, advisory fees paid were reduced by $2,135 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended December 31, 2014 is as follows:

VALUE JUNE 30, 2014	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE DECEMBER 31, 2014
$—	$310,500,000	$292,100,000	$2,359	$18,400,000

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for

Active Assets California Tax-Free Trust

Notes to Financial Statements  ■  December 31, 2014 (unaudited) continued

the six months ended December 31, 2014, included in "Trustees' fees and expenses" in the Statement of Operations amounted to $1,709. At December 31, 2014, the Fund had an accrued pension liability of $56,393, which is included in "Accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Shares of Beneficial Interest

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2014	FOR THE YEAR ENDED JUNE 30, 2014
	(unaudited)
Shares sold	2,219,314,110	4,980,016,032
Shares issued in reinvestment of dividends and distributions	99,948	215,692
	2,219,414,058	4,980,231,724
Shares redeemed	(2,161,372,449)	(5,169,249,999)
Net increase (decrease) in shares outstanding	58,041,609	(189,018,275)

8. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the

Active Assets California Tax-Free Trust

Notes to Financial Statements  ■  December 31, 2014 (unaudited) continued

tax years in the four-year period ended June 30, 2014 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 DISTRIBUTIONS PAID FROM:			2013 DISTRIBUTIONS PAID FROM:
TAX-EXEMPT INCOME	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TAX-EXEMPT INCOME	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
$168,079	$20,221	$27,392	$162,560	$498	$56,915

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to equalization and nondeductible expenses, resulted in the following reclassifications among the Fund's components of net assets at June 30, 2014:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN	PAID-IN-CAPITAL
$2,156	$(16,175)	$14,019

At June 30, 2014, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED TAX-EXEMPT INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$170,550	$—

Active Assets California Tax-Free Trust

Notes to Financial Statements  ■  December 31, 2014 (unaudited) continued

At December 31, 2014, the aggregate cost for Federal income tax purposes is the same as the cost for book purposes.

9. Money Market Fund Regulation

The SEC recently adopted changes to the rules that govern money market funds. These changes have a phase-in period ranging from mid-2015 (primarily for certain new disclosure-related requirements) to the latter half of 2016 (for the most significant changes, such as the possible imposition of redemption fees and/or the temporary suspension of redemption privileges if a fund's portfolio liquidity falls below certain required minimum levels because of market conditions or other factors). At this time, management is evaluating the implications of these amendments and their impact to the Fund's operations, financial statements and accompanying notes.

Active Assets California Tax-Free Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX		FOR THE YEAR ENDED JUNE 30,
	MONTHS ENDED
	DECEMBER 31, 2014		2014		2013		2012		2011		2010^
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net income from investment operations	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)
Less dividends and distributions from net investment income	(0.000	) (1)	(0.000	) (1)(2)	(0.000	) (1)(2)	(0.000	) (1)(2)	(0.000	) (1)	(0.000	) (1)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return	0.01%	(7)	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios to Average Net Assets:
Net expenses	0.04%	(3)(5)(8)	0.07%	(3)(5)	0.14%	(3)(5)	0.14%	(3)(5)	0.25%	(3)(5)	0.25%	(3)(4)(5)
Net investment income	0.01%	(3)(5)(8)	0.01%	(3)(5)	0.01%	(3)(5)	0.01%	(3)(5)	0.01%	(3)(5)	0.01%	(3)(4)(5)
Rebate from Morgan Stanley affiliate	0.00%	(6)(8)	0.00%	(6)	0.00%	(6)	0.00%	(6)	0.00%	(6)	0.00%	(6)
Supplemental Data:
Net assets, end of period, in thousands	$2,018,031		$1,959,988		$2,148,946		$2,194,449		$2,372,285		$1,447,175

  ^  Beginning with the year ended June 30, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

  (1)  Amount is less than $0.001.

  (2)  Includes capital gain distribution of less than $0.001.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  Reflects fees paid in connection with the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. This fee had an effect of 0.02% for the year ended 2010.

  (5)  If the Fund had borne all of its expenses that were reimbursed or waived by the Distributor and Adviser/Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
December 31, 2014	0.52%	(0.47)%
June 30, 2014	0.52	(0.44)
June 30, 2013	0.51	(0.36)
June 30, 2012	0.50	(0.35)
June 30, 2011	0.54	(0.28)
June 30, 2010	0.57	(0.31)

  (6)  Amount is less than 0.005%.

  (7)  Not annualized.

  (8)  Annualized.

See Notes to Financial Statements

Active Assets California Tax-Free Trust

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

Active Assets California Tax-Free Trust

U.S. Privacy Policy (unaudited) continued

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

Active Assets California Tax-Free Trust

U.S. Privacy Policy (unaudited) continued

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

Active Assets California Tax-Free Trust

U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:
Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies,

Active Assets California Tax-Free Trust

U.S. Privacy Policy (unaudited) continued

your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice to Residents of Vermont
The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

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Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Active Assets California Tax-Free Trust

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 18, 2015

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 18, 2015